SCHEDULE 14 A INFORMATION

   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
             EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement   [ ]  Confidential, for Use of
                                        the Commission Only (as
                                        permitted by Rule 14a-
                                        6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-2.

                    SOVRAN SELF STORAGE, INC.
_________________________________________________________________
        (Name of Registrant as Specified In Its Charter)
_________________________________________________________________
           (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-
     6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:
          _______________________________________________________

     (2)  Aggregate number of securities to which transaction
          applies:
          _______________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          _______________________________________________________

     (4)  Proposed maximum aggregate value of transaction:
          _______________________________________________________

     (5)  Total fee paid:
          _______________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:
          _______________________________________________________

     (3)  Filing Party:
          _______________________________________________________

     (4)  Date Filed:
          _______________________________________________________

                    SOVRAN SELF STORAGE, INC.
                        5166 Main Street
                  Williamsville, New York 14221


Dear Shareholder:

     You are cordially invited to attend the 1997 Annual Meeting of Shareholders on Tuesday, May 13, 1997. The Annual Meeting will begin promptly at 10:00 a.m. at 1285 Avenue of the Americas, New York, New York 10019.

     The enclosed Notice and Proxy Statement contain details concerning the business to come before the meeting. You will note that the Board of Directors of the Company recommends a vote "FOR" the election of six Directors to serve until the 1998 Annual Meeting of Shareholders and "FOR" the ratification of Ernst & Young LLP as independent auditors of the Company for the 1997 fiscal year. Please sign, date and promptly return your proxy card in the enclosed envelope to assure that your shares will be represented and voted at the meeting even if you cannot attend.

     The vote of every Shareholder is important. The Board of Directors and management look forward to greeting those Shareholders who are able to attend the Annual Meeting.

                              Sincerely,


                              David L. Rogers
                              Secretary

April 11, 1997

                    SOVRAN SELF STORAGE, INC.

                        5166 Main Street,
                  Williamsville, New York 14221

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS OF SOVRAN SELF STORAGE, INC.:


     NOTICE IS HEREBY GIVEN THAT the Annual Meeting of
Shareholders of Sovran Self Storage, Inc. will be held at 1285 Avenue of the Americas, New York, New York 10019, on
Tuesday, May 13, 1997, at 10:00 a.m., to consider and take action on the following:

     1. The election of six directors of the Company to hold office until the next annual meeting of shareholders and until their successors are elected and qualified.

     2. The ratification of the appointment by the Board of Directors of Ernst & Young LLP as independent accountants to audit the accounts of the Company for the fiscal year ending December 31, 1997.

     3. The transaction of such other business as may properly come before the meeting or any adjournments thereof.

     FURTHER NOTICE IS HEREBY GIVEN that the stock transfer books of the Company will not be closed, but only Shareholders of record at the close of business on April 3, 1997 will be entitled to notice of the meeting and to vote at the meeting.

SHAREHOLDERS WHO WILL BE UNABLE TO ATTEND THE ANNUAL MEETING IN
PERSON MAY ATTEND THE MEETING BY PROXY.  SUCH SHAREHOLDERS ARE
REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY
CARD IN THE RETURN ENVELOPE ENCLOSED.


                              By Order of the Board of Directors,


                              David L. Rogers
                              Secretary


Buffalo, New York
April 11, 1997

                    SOVRAN SELF STORAGE, INC.

                        5166 Main Street,
                  Williamsville, New York 14221

                        PROXY STATEMENT
                               FOR
                 ANNUAL MEETING OF SHAREHOLDERS

                         April 11, 1997


     This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Sovran Self Storage, Inc. (the "Company") for the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, May 13, 1997 at
10:00 a.m., and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Only Shareholders of record at the close of business on April 3, 1997 are entitled to notice of and to vote at the meeting. This Proxy Statement and the enclosed form of proxy are first being mailed to Shareholders on or about
April 11, 1997.

     Returning your completed proxy will not prevent you from voting in person at the meeting should you be present and wish to do so. The proxy given by the enclosed proxy card may be revoked at any time before it is voted by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

     The Company has a contract with American Stock Transfer and Trust Co. to solicit proxy votes and mail proxy statements, and the Company will reimburse for envelopes and mailing charges. The Company will reimburse brokerage firms and other securities custodians for their expenses in forwarding proxy materials to their principals. Solicitations other than by mail may be made by officers or by regular employees of the Company without additional compensation. The entire cost of preparing, assembling and mailing the proxy material will be borne by the Company.

     Only Shareholders of record at the close of business on April 3, 1997, are entitled to notice of and to vote at the Annual Meeting and at all adjournments thereof. At the close of business on April 3, 1997, there were issued and outstanding 10,708,171 shares of Common Stock. Each share of Common Stock has one vote. A majority of shares entitled to vote at the Annual Meeting will constitute a quorum. If a share is represented for any purpose at the meeting, it is deemed to be present for all other purposes. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") that are voted on any matter are included in determining the number of votes present. Broker Shares that are not voted on any matter at the Annual Meeting will not be included in determining whether a quorum is present.

     The Company will provide Shareholders, without charge, a copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the period ended
December 31, 1996, including the financial statements and schedules thereto, on written request to David L. Rogers, Secretary of the Company, at 5166 Main Street, Williamsville, New
York 14221.


                      Security Ownership of
            Certain Beneficial Owners and Management

     To the best of the Company's knowledge, there are no beneficial owners of 5% or more of the Company's Common Stock.

     The following table sets forth for each current director, each nominee for director and each of the executive officers named in the Summary Compensation Table and for all directors and officers as a group, information concerning beneficial ownership of the Company's Common Stock. Unless otherwise stated, to the best of the Company's knowledge, each person has sole voting and investment power with respect to the shares listed.


                              Number of Shares
                              of Common Stock        Percent of
Name and Address              Beneficially Owned    Common Stock
of Beneficial Owners          as of March 24, 1997     Owned
           (1)                         (2)
--------------------          --------------------  ------------

Robert J. Attea(3) . . . . . . . . 145,650              1.36%

Kenneth F. Myszka(3) . . . . . . . 145,725              1.36%

Charles E. Lannon(3) . . . . . . . 148,150              1.38%

John E. Burns. . . . . . . . . . .   7,000              *

Michael A. Elia. . . . . . . . . .   5,000              *

Anthony P. Gammie. . . . . . . . .  17,932              *

David L. Rogers(3) . . . . . . . .  88,050              *

Directors and Executive Officers . 557,507              5.0%
as a Group (seven people)


* Represents beneficial ownership of less than 1% of issued and outstanding Common Stock on March 24, 1997.

(1)  The address for all owners is c/o Sovran Self
     Storage, Inc., 5166 Main Street, Williamsville, New
     York 14221.

(2)  Includes 11,250, 11,250, 13,750, 5,000, 5,000, 5,000 and
     11,250 shares of Common Stock which may be acquired by Messrs. Attea, Myszka, Lannon, Burns, Elia, Gammie and Rogers, respectively, through the exercise within sixty days of options granted under the 1995 Award and Option Plan and the 1995 Outside Director's Stock Option Plan.

(3) In each case, the figure shown does not include options to purchase 33,750 shares of Common Stock which become exercisable in 25% increments on June 22, 1997-1999. All Common Stock owned by Mr. Rogers is subject to a Restricted Stock Agreement with the Company whereby the Company has the right to purchase Mr. Roger's Common Stock for book value if he proposes to sell such shares.


                    1.  ELECTION OF DIRECTORS

     It is intended that the proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the nominees for Director named below. Assuming a quorum is present, Directors are elected by a plurality of the affirmative votes cast; accordingly, abstentions and broker non-votes will have no effect. The nominees proposed are all presently members of the Board.

     The nominees named herein will hold office until the next succeeding Annual Meeting of Shareholders and until their successors are duly elected and qualified. In the event any nominee becomes unavailable and a vacancy exists, it is intended that the persons named in the proxy may vote for a substitute who will be recommended by the then remaining Directors. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as Directors.


                                     Title and Principal
Name                     Age             Occupation
----                     ---         -------------------

Robert J. Attea. . . .    55   Chairman of the Board and Chief
                               Executive Officer.  Director and
                               Chairman of the Board since the
                               completion of the Initial
                               Offering on June 25, 1995.  From
                               1988 to 1995 Mr. Attea served as
                               President and Chief Executive
                               Officer of the Company and was
                               re-appointed Chief Executive
                               Officer in March, 1997.  From
                               1985 to 1988, he served as
                               Director of Acquisitions and Vice
                               President of Property Management.

Kenneth F. Myszka. . .    48   President and Chief Operating
                               Officer.  Director since the
                               completion of the Initial
                               Offering on June 25, 1995.  From
                               completion of the Initial
                               Offering to the present,
                               Mr. Myszka has served as
                               President and was the Chief
                               Executive Officer of the Company
                               until March 1997 at which time he
                               became the Chief Operating
                               Officer.  From 1982 to 1995,
                               Mr. Myszka served as Senior Vice
                               President of the Company's
                               predecessor.

Charles E. Lannon. . .    49   Director since the completion of
                               the Initial Offering on June 25,
                               1995.  Mr. Lannon was the
                               predecessor company's Senior Vice
                               President - Marketing from 1982
                               to 1995.  Mr. Lannon left the
                               employ of the Company to become
                               the Chief Executive Officer of an
                               unrelated business owned by
                               Mr. Lannon and other Company
                               founders.

John E. Burns. . . . .    50   Director since the completion of
                               the Initial Offering on June 25,
                               1995.  Since 1980, John Burns has
                               been President and founder of
                               Sterling Ltd. Co., an Ohio based
                               tax and financial counseling firm
                               of which he also currently serves
                               as Chairman.  Mr. Burns also
                               serves as Chairman and founder of
                               Sterling Asset Management, Co.,
                               managing client assets in excess
                               of $130 million and President of
                               SLC Capital, Inc., a general
                               partner of several investment
                               partnerships.  In addition,
                               Mr. Burns serves as Chairman of
                               Fitworks Holding, LLC and is
                               Chairman of the Champion Boxed
                               Beef Co.

Michael A. Elia. . . .    45   Director since the completion of
                               the Initial Offering on June 25,
                               1995.  Since 1984 Michael Elia
                               has been President, Chief
                               Executive Officer and a director
                               of Sevenson Environmental
                               Services, Inc., an environmental
                               remediation contractor.  He is
                               also President and a director of

                               Sevenson International Services,
                               Inc. and a director of Sevenson
                               Industrial Services, Inc.,
                               affiliates of Sevenson
                               Environmental Services, Inc.

Anthony P. Gammie. . .    62   Director since the completion of
                               the Initial Offering on June 25,
                               1995.  From 1985 through 1996,
                               Mr. Gammie was Chairman of the
                               Board of Bowater Incorporated.
                               During the past 5 years he has
                               served as a director of Alumax,
                               Inc., The Bank of New York and
                               The American Forest & Paper
                               Association.  He is currently a
                               director of Lipper/Leumi High
                               Income Bond Fund, Inc. located in
                               Curacao, Netherlands Antilles.

Executive Officers of the Company

----------------------------------------------------------------
Name                     Age            Title
----------------------------------------------------------------

Robert J. Attea          55             Chairman of the Board
                                        and Chief Executive
                                        Officer
Kenneth F. Myszka        48             President and Chief
                                        Operating Officer
David L. Rogers          41             Chief Financial Officer
                                        and Secretary

     David L. Rogers. (Age: 41) From June 25, 1995 to the present, David L. Rogers has served as the Company's Chief Financial Officer and Secretary. From 1988 to 1995, Mr. Rogers served as the Company's Vice President of Finance. From 1984 to 1988, Mr. Rogers served as Controller and Due Diligence Officer.


Meetings of the Board of Directors and Standing Committees.

     The Board of Directors held eight meetings during the fiscal year ended December 31, 1996.

     Audit Committee.  The Audit Committee is composed of
Messrs. Burns, Elia, and Gammie. The Audit Committee recommends independent accountants for selection by the Board of Directors, reviews the results and scope of the audit and the services provided by and the fees paid to the independent accountants, reviews the adequacy of the Company's internal accounting controls, and reviews the charges under the Facilities Services Agreement. See "Certain Transactions." The Audit Committee held one meeting during the fiscal year ended December 31, 1996.

     Compensation Committee. The Compensation Committee is composed of Messrs. Burns, Elia, and Gammie, and makes recommendations to the Board of Directors with respect to compensation of Directors and executive officers, and administers the Company's 1995 Award and Option Plan. The Compensation
Committee held one meeting during the fiscal year ended
December 31, 1996.

Board and Committee Attendance

     During the fiscal year ended December 31, 1996, all directors attended at least 75% of Board of Directors and of the Committees of the Board on which they served.

Compensation of Directors

     The Company pays its Directors who are not also officers of the Company an annual fee of $12,500 in cash. Outside Directors are also paid a meeting fee of $1,000 for each special meeting attended. In addition, the Company will reimburse all Directors for expenses incurred in attending meetings. Pursuant to the Directors' Option Plan, each Director who is not an officer or employee of the Company is granted, effective as of the Director's initial election or appointment, a ten year option to acquire 2,500 shares of Common Stock at the fair market value on the date of grant, and will, as of the close of each annual shareholders' meeting thereafter, be granted a ten-year option to acquire an additional 2,500 shares of Common Stock at the fair market value of the Common Stock on the date of grant. The initial options for 2,500 shares of Common Stock were exercisable one year from the date of grant, June 22, 1996; the Directors' options awarded thereafter vest immediately. The exercise price is payable in cash. No Director options were exercised during 1996.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Directors, officers and greater-than-10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of information furnished to the Company, reports filed through the Company, the Company believes that all Section 16(a) filing requirements applicable to its Directors, officers and greater-than-10% beneficial owners were complied with during 1996, except for Mr. Burns who filed information required to be filed on an earlier Form 4 on a Form 5 dated February, 1997.


     The Board of Directors recommends a vote "FOR" the proposal to elect management's nominees.

                     EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

     The Compensation Committee consisted of Messrs. Burns, Elia and Gammie. No officer or employee participated in the deliberations of the registrant's board of directors concerning executive officer compensation. There were no relationships that existed during the last completed fiscal year that could be considered to be a compensation committee interlock.

     Decisions on compensation of the Company's executives generally are made by the Compensation Committee of the Board. Each member of the Compensation Committee is a non-employee director. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board.

     The Company's executive compensation policies are to provide competitive levels of compensation that integrate pay with the Company's performance goals, reward profitability, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. In 1996, these policies were carried out through the compensation components of salary, incentive compensation, perquisites, and stock options. In addition, the Committee treats the tax deductibility of executive compensation as an important factor in its decision-making, since the deductibility may affect the required REIT distributions.

     A competitive salary structure is the most fundamental component of executive compensation used by the Compensation Committee to assist in attracting and retaining qualified executives. Salaries for the executive officers for 1996 were established based on these fundamentals.

     Prior to the Initial Offering, the Company established an incentive compensation plan which provides for the payment of cash bonuses to the executive officers based upon the achievement of specified increases in the Company's Funds from Operations per Common Share and upon such participant's base compensation as shown for the named executive officers in the Summary Compensation Table, for the year in which the increase occurred. In 1996, since the Initial Offering, the increase in the Company's Funds from Operations per Common Share resulted in the bonuses reflected in the Summary Compensation Table.

     Perquisites, which include an automobile allowance and reimbursement of miscellaneous expenses, do not relate directly to the Company's performance. Instead, these relatively inexpensive components of executive compensation are primarily viewed as necessary to keep compensation levels competitive and to assist in attracting and retaining qualified executives.

     The Compensation Committee also believes that stock ownership by management and employees serves as an incentive to enhance stockholder value. In 1996, options for 18,000 shares were awarded to three key employees bringing the total options granted to 276,000 at December 31, 1996 including the options granted to the executive officers in the prior year.

     The Compensation Committee's approach to establish
Mr. Myszka's compensation does not differ from the approach to establish all executive salaries and is in keeping with the policies previously stated.

     The Board of Directors did not modify or reject any action or recommendation by such committee in any material way.

                     COMPENSATION COMMITTEE

                         John E. Burns
                         Michael A. Elia
                         Anthony P. Gammie

                                SUMMARY COMPENSATION TABLE

                                   Annual Compensation           Long-Term Compensation
                                   -------------------           ----------------------
                                                                         Awards
                                                                         ------

                                                                                Securities
Name and                                                         Restricted     Underlying
Principal                    Fiscal     Base                       Stock        Options/
Position                     Year       Salary($)   Bonus($)     Award(s)       SARS (#)
---------                    ------     ---------   --------     ----------     ----------
Robert J. Attea. . . . . . .  1996      $110,000    $40,000      $     0               0
Chairman of the Board and     1995        98,425     12,500            0          45,000
Chief Executive Officer       1994        82,200     15,000            0               0

Kenneth F. Myszka. . . . . .  1996      110,000      40,000            0               0
President and Chief           1995       98,425      12,500            0          45,000
Operating Officer             1994       82,200      15,000            0               0

David L. Rogers. . . . . . .  1996      110,000      40,000            0               0
Chief Financial Officer       1995       98,425      12,500       83,486          45,000
and Secretary                 1994       82,200      17,600            0               0


                               FISCAL YEAR END OPTION VALUES

                              Number of Unexercised              Value of Options at
                              Options at Year End (#)              Year-End ($)(1)
                           -----------------------------    -----------------------------
Name                       Exercisable     Unexercisable    Exercisable     Unexercisable
----                       -----------------------------    -----------------------------
Robert J. Attea               11,250           33,750        $92,813          $278,438

Kenneth F. Myszka             11,250           33,750         92,813           278,438

David L. Rogers               11,250           33,750         92,813           278,438


(1)  Based upon the closing price of the Company's Stock on the New York Stock Exchange on
     December 31, 1996 at $31.25 per share



EMPLOYMENT AGREEMENTS

     Concurrently with the Initial Offering, the Company entered into employment agreements with Messrs. Attea, Myszka and Rogers that require each of them to devote their full business time to the Company. Each employment agreement has a three year term with an automatic extension each year for an additional year. The employment agreements provide for certain severance payments in the event of the executive's death or disability, his termination without cause or his resignation with good reason. Each employment agreement prohibits the executive, during employment and during the two year period following termination of employment, from engaging in the self storage business.


CERTAIN TRANSACTIONS

     The Company has a Facilities Services Agreement with several businesses owned by the named executive officers and Mr. Lannon, whereby such businesses pay for the use of certain common facilities in the Company's offices based upon an arm's-length charge. Charges under the Facilities Services Agreement are periodically reviewed by the Audit Committee of the Company's Board of Directors.

     The law firm of Phillips, Lytle, Hitchcock, Blaine & Huber has represented and is currently representing the Company.
Robert J. Attea is the brother of a partner of Phillips, Lytle, Hitchcock, Blaine & Huber.


CORPORATE PERFORMANCE GRAPH

     The following chart and line-graph presentation compares (i) the Company's stockholder return on an indexed basis since the Initial Offering with (ii) the S&P Stock Index and (iii) the National Association of Real Estate Investment Trusts Equity Index.

                           CUMULATIVE TOTAL STOCKHOLDER RETURN *
                                 SOVRAN SELF STORAGE INC.
                             JUNE 26, 1995 - DECEMBER 31, 1996

[CAPTION]

            JUNE,1995  JULY,1995  SEPT.,1995  DEC.,1995  MAR.,1996  JUNE,1996   SEPT.,1996 DEC.,1996
S&P 500     100.00     103.33     107.95      114.38     120.52     125.93      129.82     140.65
NAREIT      100.00     101.73     104.72      109.06     110.24     114.19      115.93     134.90
SSS         100.00     100.00     108.15      117.68     122.80     122.33      123.64     150.04

* Assumes $100.00 invested on June 26, 1995.



           2.  APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The firm of Ernst & Young LLP, independent certified public accountants, has audited the records of the Company since the Initial Offering. The Board of Directors wishes to continue the services of the firm for the fiscal year ending December 31, 1997, and the shareholders' ratification of such appointment is requested. If the shareholders do not ratify the selection of Ernst & Young LLP by the affirmative vote of a majority of votes cast at the Annual Meeting on this proposal, selection of independent accountants will be reconsidered by the Board of Directors.

     Representatives of Ernst & Young LLP will attend the Annual
Meeting of Shareholders, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

     The Board of Directors recommends a vote "FOR" the proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors.


        PROPOSALS OF SHAREHOLDERS FOR 1998 ANNUAL MEETING

     Proposals of shareholders intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Secretary of Sovran Self Storage, Inc., 5166 Main Street, Williamsville, New York 14221, no later than December 11, 1997.


                          OTHER MATTERS

     At the time of the preparation of this Proxy Statement, the Board of Directors of the Company, did not contemplate or expect that any business other than that pertaining to the subjects referred to in this Proxy Statement would be brought up for action at the meeting, but in the event that other business calling for a shareholders' vote does properly come before the meeting, the Proxies will vote thereon according to their best judgment in the interest of the Company.

                         By Order of the Board of Directors,

                         SOVRAN SELF STORAGE, INC.


                         David L. Rogers
April 11, 1997           Secretary

                    SOVRAN SELF STORAGE, INC.

               SOLICITED BY THE BOARD OF DIRECTORS
     for the Annual Meeting of Stockholders -- May 13, 1997

     Robert J. Attea, Kenneth F. Myszka and David L. Rogers, and each of them with full power of substitution, are hereby appointed proxies to vote all shares (unless a lesser number is specified on the other side) of the stock of Sovran Self Storage, Inc. that are held of record by the undersigned on April 3, 1997 at the Annual Meeting of Shareholders of Sovran Self Storage, Inc., to be held at 1285 Avenue of the Americas, New York, New York, on May 13, 1997 at 10:00 a.m., local time, and any adjournments thereof, with all powers the undersigned would possess if personally present, for the election of directors, on each of the other matters described in the Proxy Statement and otherwise in their discretion.

     The shares represented by this Proxy will be voted as directed by the shareholders. If no direction is given, such shares will be voted for Proposals 1 and 2.

     Please return this proxy card promptly using the enclosed envelope.

                 (To be Signed on Reverse Side)

          THE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE
COMPANY. The Directors recommend a vote FOR election of all nominees and FOR proposal 2.

1.   ELECTION OF DIRECTORS:  Nominees:

     Robert J. Attea
     Kenneth F. Myszka
     Charles E. Lannon
     John E. Burns
     Michael A. Elia
     Anthony P. Gammie

     [  ] FOR  [  ] WITHHELD

     For except vote withheld from the following nominee(s):

     ________________________________________


2. Ratify the appointment of Ernst & Young LLP as independent auditors for fiscal year 1997

     [  ] FOR       [  ] AGAINST        [  ] ABSTAIN


3. In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or, any adjournment(s) thereof





                                   Change of Address/comments
                                   on reverse side        [   ]

                                   I plan to attend the
                                   meeting                [   ]

                                   I do not plan to attend
                                   the meeting            [   ]


SIGNATURE(S)_______________________________ Date_________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such. If a corporation, please sign in full by President or other authorized officer. If partnership, please sign in partnership name by authorized person.